UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

China Energy Recovery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53283	33-0843696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7F, No. 267 Qu Yang Road Hongkou District Shanghai, China	200081
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 021 5556-0020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 — Entry into a Material Definitive Agreement

On May 26, 2009, China Energy Recovery, Inc. (“Company”) filed a Form 8-K to report  that on May 21, 2009 it had entered into a series of agreements for an unsecured term loan arrangement with Hold And Opt Investments Limited. As an exhibit to the Form 8-K, the Company filed a copy of its press release announcing the transaction. The press release was subsequently revised to provide additional information about the transaction.

This Form 8-K/A is being filed to amend the original Form 8-K to include the revised press release.  No other change is effected by this Form 8-K/A.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated May 26, 2009

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Recovery, Inc.

Date: May 26, 2009	By:	/s/ Qinghuan Wu
Qinghuan Wu
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated May 26, 2009